Exhibit 99.2

Filed by HanesBrands Inc.

pursuant to Rule 425 under the Securities Act of 1933

and deemed filed pursuant to Rule 14a-12

under the Securities Exchange Act of 1934

Subject Company: HanesBrands Inc.

Commission File No.: 001-32891

Date: August 13, 2025

HBI-GIL HanesBrands Australia Associate Letter from Steve

To:    HanesBrands Australia Associates

From: Steve Bratspies

Date:   August 13, 2025

RE:  HanesBrands Australia Update

Dear Associates,

As a follow up to my earlier email to all HanesBrands associates about the transaction with Gildan Activewear, I wanted to reach out with more detail on Gildan’s plans to initiate a review of strategic alternatives for the Australia business.

First, I want to reiterate that this team has done an outstanding job in strengthening and growing the business, even while navigating challenges. You have delivered great innovation and strong brand building. The team has created new categories behind our absorbency product. We’ve driven enhanced in-stocks within retail as well as effective assortment management. I’m incredibly proud of the efforts throughout our Australia business along with the work being done more broadly across the Company.

What we know from our discussions with Gildan leading up to today’s announcement is that they have determined they may not be the best long-term fit to take our Australia business to the next level. They did a deep dive on the business and, while they recognize that HanesBrands Australia is the leader in men’s underwear and intimate apparel in the region, they also understand their strength lies in manufacturing and wholesale versus direct-to-consumer. As I shared in my earlier note to all associates, Gildan has communicated to our leadership team that they are focused on positioning the business for long-term success as they evaluate options.

Please keep in mind that the transaction was just announced, and we expect it to be completed in late 2025 or early 2026. There is no timeline that has been set for the strategic review of alternatives after closing. Importantly, nothing is changing today. We are continuing to operate separately from Gildan until the transaction is completed and we are all continuing to execute our various ongoing initiatives.

We are committed to being transparent with you as we move forward and will communicate additional information as we have news to share. In addition to today’s all associate town hall where you can hear from me live and have an opportunity to ask any questions, Tanya will also be hosting an Australia-specific briefing. Please be on the lookout for an invitation to that.

Thanks for all your work and dedication to HanesBrands.

Sincerely,

Steve

Forward-Looking Statements and Information

Certain statements included in this communication constitute “forward-looking statements” and forward-looking information within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 and Canadian securities legislation and regulations (collectively, “FLI”). Any statements contained in this communication that are not statements of historical fact, including any statements about Gildan Activewear Inc.’s (“Gildan”), HanesBrands Inc.’s (“HanesBrands”) or the combined company’s plans, objectives, expectations, strategies, beliefs, or future performance or events constitute FLI. FLI generally can be identified by the use of conditional or forward-looking terminology such as “may,” “will,” “expect,” “intend,” “estimate,” “project,” “assume,” “anticipate,” “plan,” “foresee,” “believe,” “pro forma,” “outlook,” or “continue,” or the negatives of these terms or variations of them or similar terminology. FLI is included in this communication to provide Gildan and HanesBrands shareholders and potential investors with information about Gildan and HanesBrands, including each company’s management’s respective assessment of Gildan’s and HanesBrands’ future plans and operations, which FLI may not be appropriate for other purposes and are subject to important risks, uncertainties, and assumptions. FLI includes, among others, statements regarding the expected closing of the transaction and the timing thereof; the anticipated benefits of the transaction including the expected run-rate synergies and the timing to realize such synergies; competitive position, market penetration, consumer reach, product offering, innovation and go-to-market capabilities of the combined business; operational plans for the combined business; Gildan’s outlook reflecting the impact and assuming completion of the proposed transaction, including in respect of net sales, capital expenditures, adjusted diluted earnings per share and net debt leverage ratio for such period; Gildan’s financial position (including its net debt leverage ratio) following closing of the acquisition; Gildan’s expectations in respect of its credit ratings, including that it expects to obtain investment grade ratings in connection with the transaction; the efficiencies to be achieved as a result of the transaction; future return of capital to shareholders, including as it relates to dividends and share buybacks; the expected sources of financing of the transaction and the consummation of the financing contemplated by the debt commitment letter and any permanent financing to replace all or a portion thereof; the refinancing of HanesBrands’ existing debt; and the planned post-closing strategic alternatives review by Gildan in respect of the HanesBrands Australia business. Any combined and pro forma financial information included in this communication does not necessarily reflect what the actual financial and operational results would have been had Gildan and HanesBrands operated as a combined company for the periods presented, and such information does not purport to project the combined company’s financial results or results of operations for any future period.

FLI is subject to known and unknown risks and uncertainties and should not be relied upon as a guarantee of future results. Risks and uncertainties that could cause actual results to differ materially from those expressed in or implied by FLI, include, but are not limited to: (i) the timing and completion of the transaction, including the timely receipt of any necessary regulatory, shareholder and stock exchange approvals to satisfy the closing conditions of the transaction; (ii) the realization of anticipated benefits and synergies of the transaction and the timing and quantum thereof; (iii) the success of integration plans and the time required to successfully integrate the combined business; (iv) the diversion of management’s time and attention from ongoing business operations and opportunities due to the transaction and other potential disruptions arising from the transaction; (v) potential undisclosed liabilities not identified during the due diligence process; (vi) accuracy of the combined and pro forma financial information of the combined business; (vii) the ability of Gildan to obtain the financing contemplated by the debt commitment letter or permanent financing to replace all or a portion of such financing; (viii) actual or threatened legal proceedings that may be instituted against the parties, including with respect to the transaction; and (ix) the inability to retain key personnel, management or customers, or potential diminished productivity due to the impact of the proposed transaction on the parties’ current and prospective employees, key management, customers and other business partners. For additional information on the risks, uncertainties and other factors that could affect Gildan’s, HanesBrands’ or the combined company’s actual results, see the factors discussed in public filings made by Gildan and HanesBrands with the U.S. Securities and Exchange Commission (“SEC”) and, in the case of Gildan, with the applicable Canadian securities regulatory authorities, including Gildan’s 2024 Annual Report on Form 40-F, HanesBrands’ Annual Report on Form 10-K for the fiscal year ended December 28, 2024, and the proxy statement/prospectus to be filed with the SEC in connection with the transaction. You are cautioned not to place undue reliance on any FLI included in this communication, which speak only as of the date hereof. Gildan, HanesBrands and the combined company do not undertake any obligation to publicly update or revise any FLI, whether as a result of new information, future events or otherwise, except as may be required by law.

Additional Information about the Transaction and Where to Find It

Gildan will file with the SEC a registration statement on Form F-4, which will include a proxy statement of HanesBrands that also constitutes a prospectus of Gildan. Each of Gildan and HanesBrands may also file other relevant documents with the SEC in connection with the transaction. The definitive proxy statement/prospectus will be sent to the shareholders of HanesBrands. INVESTORS AND SHAREHOLDERS OF HANESBRANDS AND GILDAN ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS, AS APPLICABLE, AND ANY OTHER DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE TRANSACTION WHEN THEY BECOME AVAILABLE, AS THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT HANESBRANDS, GILDAN, THE TRANSACTION AND RELATED MATTERS. The registration statement and proxy statement/prospectus and other documents filed by Gildan and HanesBrands with the SEC, when filed, will be available free of charge at the SEC’s website at www.sec.gov. In addition, investors and shareholders will be able to obtain free copies of the registration statement, proxy statement/prospectus and other documents which will be filed with the SEC by Gildan online at gildancorp.com/investors, upon written request delivered to Gildan at 600 de Maisonneuve Boulevard West, 33rd Floor, Montréal, Québec, H3A 3J2, Attention: Secretary, or by calling Gildan at 1-514-735-2023, and will be able to obtain free copies of the proxy statement/prospectus and other documents filed with the SEC by HanesBrands online at ir.hanesbrands.com or upon written request to HanesBrands in care of the Corporate Secretary, at HanesBrands Inc., 101 N. Cherry Street, Winston-Salem, North Carolina 27101.

Participants in the Solicitation of Proxies

Under SEC rules, Gildan, HanesBrands and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the transaction. Information about Gildan’s directors and executive officers may be found in its 2024 Management Information Circular, dated March 18, 2025, as well as its 2024 Annual Information Form, dated February 19, 2025, available on its website at gildancorp.com/investors, on the SEDAR+ website and at www.sedarplus.com and on the EDGAR section of the SEC website (which includes the 2024 Annual Report on Form 40-F) at www.sec.gov. Information regarding HanesBrands’ directors and executive officers is available in HanesBrands’ proxy statement filed with the SEC on March 17, 2025 in connection with its 2025 annual meeting of stockholders, under the sections titled “Proposal 1 – Election of Directors,” “Compensation Discussion and Analysis – Executive Compensation,” “Corporate Governance – Director Compensation” and “Ownership of Our Stock – Share Ownership of Major Stockholders, Management and Directors.” To the extent the security holdings of HanesBrands’ directors and executive officers have changed since the amounts described in HanesBrands’ 2025 proxy statement, such changes have been reflected in Initial Statements of Beneficial Ownership on Form 3 or Statements of Changes in Beneficial Ownership on Form 4 filed with the SEC. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the interests of such potential participants in the solicitation of proxies in connection with the transaction will be included in the proxy statement/prospectus and other relevant materials filed with the SEC when they become available.